                                 EXHIBIT (14)(c)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm included in or made a part of the Registration Statement of HighMark Funds on Form N-14 under the Securities Act of 1933, as amended.


                                        /s/ Ropes & Gray
                                        Ropes & Gray


Washington, D.C.
January 27, 1997